Exhibit 99.2

Boise Inc.
Quarterly Statistical Information

	2011
	Q1	Q2	Q3	Q4	YTD
Paper
Sales Volume
Commodity UFS (short tons)	197,237	195,663	193,562	184,508	770,970
Premium and Specialty UFS (short tons)	113,627	117,079	118,482	109,622	458,810
Market Pulp (short tons)	21,927	16,562	31,455	20,277	90,221
Medium (short tons)	32,773	34,060	34,568	33,883	135,284
Net Sales Price (a)
Commodity UFS ($/short ton)	$934	$910	$948	$932	$931
Premium and Specialty UFS ($/short ton)	$1,085	$1,087	$1,093	$1,094	$1,090
Market Pulp ($/short ton)	$603	$631	$574	$455	$565
Medium ($/short ton)	$469	$487	$483	$485	$481
Depreciation & Amortization (000)	$22,052	$22,363	$22,471	$22,596	$89,482
Capital Spending (000)	$15,907	$18,574	$18,275	$21,469	$74,225

Packaging
Sales Volume
Linerboard (short tons)	137,866	154,176	156,518	157,900	606,460
Segment Linerboard (short tons)	61,939	55,479	55,270	57,478	230,166
Corrugated Containers and Sheets (mmsf) (b)	1,912	2,228	2,284	2,297	8,720
Newsprint (short tons)	54,566	59,695	57,942	58,557	230,760
Net Sales Price (a)
Linerboard Mill ($/short ton)	$451	$462	$464	$457	$459
Segment Linerboard Mill ($/short ton)	$424	$425	$427	$413	$422
Corrugated Containers and Sheets ($/msf) (b)	$63	$69	$70	$67	$67
Newsprint Mill ($/short ton)	$542	$540	$541	$541	$541
Depreciation & Amortization (000)	$10,973	$12,849	$13,044	$13,681	$50,547
Capital Spending (000)	$7,870	$9,756	$10,285	$21,286	$49,197

Total Company
EBITDA (000) (c)	$82,238	$70,514	$98,524	$81,371	$332,647
EBITDA Excluding Special Items (000) (c)	$84,438	$70,514	$98,524	$85,035	$340,241
Net Income Per Share: Basic (d)	$0.23	$0.11	$0.25	$0.16	$0.74
Net Income Per Share: Diluted (d)	$0.21	$0.11	$0.24	$0.15	$0.70
Net Income excluding special items per diluted share (c) (d)	$0.22	$0.11	$0.24	$0.17	$0.75
Free cash flow (000) (c)	$36,985	$5,380	$49,311	$29,753	$121,429

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)	Includes the corrugated container and sheet volumes and prices for Tharco and Hexacomb since their acquisitions on March 1, and December 1, 2011, respectively.

(c)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

(d)
During second quarter 2011, Boise Inc. warrant holders exercised 40.3 million warrants, resulting in the issuance of 38.4 million additional common shares. During 2011, we repurchased 21.2 million of our common shares resulting in a decrease to the number of weighted average shares included in the basic and diluted net income per share calculation. For more information, see the Notes to Consolidated Financial Statements in our December 31, 2011, Form 10-K.

Boise Inc.
Quarterly Statistical Information

	2010
	Q1	Q2	Q3	Q4	YTD
Paper
Sales Volume
Commodity UFS (short tons)	203,003	196,570	203,563	180,892	784,028
Premium and Specialty UFS (short tons)	108,815	115,316	114,776	110,021	448,928
Market Pulp (short tons)	18,558	13,382	27,287	21,968	81,195
Medium (short tons)	31,823	31,390	33,893	29,438	126,544
Net Sales Price (a)
Commodity UFS ($/short ton)	$899	$934	$957	$954	$936
Premium and Specialty UFS ($/short ton)	$1,020	$1,030	$1,076	$1,068	$1,049
Market Pulp ($/short ton)	$496	$605	$563	$544	$549
Medium ($/short ton)	$408	$460	$502	$499	$467
Depreciation & Amortization (000)	$21,469	$21,698	$21,903	$22,289	$87,359
Capital Spending (000)	$9,917	$15,397	$17,981	$24,552	$67,847

Packaging
Sales Volume
Linerboard (short tons)	138,561	157,236	153,434	152,380	601,611
Segment Linerboard (short tons)	61,878	53,950	48,254	61,129	225,211
Corrugated Containers and Sheets (mmsf)	1,616	1,686	1,741	1,691	6,735
Newsprint (short tons)	53,572	59,071	58,613	59,434	230,690
Net Sales Price (a)
Linerboard Mill ($/short ton)	$364	$427	$468	$470	$434
Segment Linerboard Mill ($/short ton)	$296	$340	$398	$431	$365
Corrugated Containers and Sheets ($/msf)	$53	$56	$59	$59	$57
Newsprint Mill ($/short ton)	$442	$474	$511	$539	$493
Depreciation & Amortization (000)	$9,696	$9,579	$9,599	$9,682	$38,556
Capital Spending (000)	$3,372	$5,923	$10,566	$18,762	$38,623

Total Company
EBITDA (000) (b)	$29,261	$70,070	$109,829	$93,391	$302,551
EBITDA Excluding Special Items (000) (b)	$54,916	$66,951	$110,948	$92,750	$325,565
Net Income (Loss) Per Share: Basic	$(0.16)	$0.17	$0.45	$0.32	$0.78
Net Income (Loss) Per Share: Diluted	$(0.16)	$0.16	$0.43	$0.31	$0.75
Net Income excluding special items per diluted share (b)	$0.04	$0.14	$0.44	$0.31	$0.91
Free cash flow (000) (b)	$53,228	$43,582	$51,783.0	$29,569	$178,162

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)
Reconciliations of net income (loss) (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income (loss) to net income excluding special items, and free cash flow are provided as an appendix.

Boise Inc.
Quarterly Statistical Information

	2009
	Q1	Q2	Q3	Q4	YTD
Paper
Sales Volume
Commodity UFS (short tons)	205,770	209,022	220,115	208,713	843,620
Premium and Specialty UFS (short tons)	97,399	105,570	104,761	99,866	407,596
Market Pulp (short tons)	6,386	11,461	18,851	21,513	58,211
Medium (short tons)	30,120	30,440	34,558	31,382	126,500
Net Sales Price (b)
Commodity UFS ($/short ton)	$949	$924	$908	$904	$921
Premium and Specialty UFS ($/short ton)	$1,050	$1,026	$1,010	$1,000	$1,021
Market Pulp ($/short ton)	$383	$357	$412	$495	$429
Medium ($/short ton)	$469	$429	$403	$376	$418
Depreciation & Amortization (000)	$21,346	$21,099	$21,171	$21,524	$85,140
Capital Spending (000)	$9,091	$11,259	$14,557	$16,143	$51,050

Packaging
Sales Volume
Linerboard (short tons)	109,701	134,037	148,727	149,658	542,123
Segment Linerboard (short tons)	38,202	54,212	76,511	83,756	252,681
Corrugated Containers and Sheets (mmsf)	1,418	1,444	1,553	1,548	5,963
Newsprint (short tons)	60,120	28,190	52,463	58,085	198,858
Net Sales Price (a)
Linerboard Mill ($/short ton)	$427	$383	$340	$333	$366
Segment Linerboard Mill ($/short ton)	$352	$302	$284	$293	$301
Corrugated Containers and Sheets ($/msf)	$60	$59	$58	$54	$58
Newsprint Mill ($/short ton)	$588	$434	$378	$411	$459
Depreciation & Amortization (000)	$9,656	$10,778	$10,676	$11,122	$42,232
Capital Spending (000)	$7,403	$6,465	$2,597	$6,622	$23,087

Total Company
EBITDA (000) (a)	$52,723	$130,633	$127,989	$84,335	$395,680
EBITDA Excluding Special Items (000) (a)	$58,562	$52,961	$66,195	$54,385	$232,103
Net Income (Loss) Per Share: Basic	$(0.01)	$0.65	$0.61	$0.70	$1.96
Net Income (Loss) Per Share: Diluted	$(0.01)	$0.60	$0.57	$0.66	$1.85
Net Income excluding special items per diluted share (b)	$0.03	$0.04	$0.12	$0.05	$0.25
Free cash flow (000) (b)	$68,517	$116,358	$121,210	$75,482	$381,567

(a)	Average net selling prices for our principal products represent sales less freight costs, discounts, and allowances.

(b)
Reconciliations of net income (loss) (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income (loss) to net income excluding special items, and free cash flow are provided as an appendix.

Prior-year information is available on our website at www.BoiseInc.com.

Boise Inc.

Appendix

Other Financial Measures
(dollars and shares in thousands, except per-share data)

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income to EBITDA by quarter and year to date for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Interest expense	16,367	16,072	15,725	15,653	63,817
Interest income	(78)	(74)	(58)	(59)	(269)
Income tax provision	13,281	6,529	18,119	12,202	50,131
Depreciation, amortization, and depletion	33,974	36,090	36,374	37,320	143,758
EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

EBITDA	$82,238	$70,514	$98,524	$81,371	$332,647
Inventory purchase accounting expense	2,200	—	—		2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
EBITDA excluding special items	$84,438	$70,514	$98,524	$85,035	$340,241

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share by quarter and for the year ended December 31, 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

Net income	$18,694	$11,897	$28,364	$16,255	$75,210
Inventory purchase accounting expense	2,200	—	—	—	2,200
Transaction-related costs (a)	—	—	—	1,364	3,094
Loss on extinguishment of debt	—	—	—	2,300	2,300
Tax provision for special items (b)	(851)	—	—	(1,418)	(2,939)
Net income excluding special items	$20,043	$11,897	$28,364	$18,501	$79,865

Weighted average common shares outstanding: diluted	90,417	111,772	117,955	106,613	106,746
Net income excluding special items per diluted common share	$0.22	$0.11	$0.24	$0.17	$0.75

(a)
Transaction-related costs during first, second, and third quarter 2011 were not individually significant and were not considered special items in any of these quarters. Total transaction-related costs during fourth quarter and for the year 2011 were significant and are reported as special items.

(b)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

Boise Inc.

Appendix

Other Financial Measures (Continued)
(dollars and shares in thousands, except per-share data)

The following table reconciles cash provided by operations to free cash flow by quarter and for the year ended December 31, 2011:

	2011
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$61,635	$34,467	$79,443	$74,646	$250,191
Expenditures for property and equipment	(24,650)	(29,087)	(30,132)	(44,893)	(128,762)
Free cash flow	$36,985	$5,380	$49,311	$29,753	$121,429

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA by quarter and year to date for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(12,685)	$13,310	$35,923	$26,186	$62,734
Interest expense	16,474	16,178	16,100	16,073	64,825
Interest income	(37)	(61)	(105)	(103)	(306)
Income tax provision (benefit)	(6,622)	8,376	25,454	18,164	45,372
Depreciation, amortization, and depletion	32,131	32,267	32,457	33,071	129,926
EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551
St. Helens mill restructuring	128	(434)	234	252	180
Change in fair value of energy hedges	3,330	(2,713)	885	(893)	609
Loss on extinguishment of debt	22,197	28	—	—	22,225
EBITDA excluding special items	$54,916	$66,951	$110,948	$92,750	$325,565

The following table reconciles net income (loss) to net income excluding special items and presents net income excluding special items per diluted share by quarter and for the year ended December 31, 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(12,685)	$13,310	$35,923	$26,186	$62,734
Change in fair value of energy hedges	3,330	(2,713)	885	(892)	609
St. Helens mill restructuring	128	(434)	234	252	180
Loss on extinguishment of debt	22,197	28	—	—	22,225
Tax (provision) benefit for special items (a)	(9,928)	1,207	(433)	248	(8,906)
Net income excluding special items	$3,042	$11,398	$36,609	$25,794	$76,842

Weighted average common shares outstanding: diluted	84,195	84,093	84,082	84,157	84,131
Net income excluding special items per diluted common share	$0.04	$0.14	$0.44	$0.31	$0.91

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

Boise Inc.

Appendix

Other Financial Measures (Continued)
(dollars and shares in thousands, except per-share data)

The following table reconciles cash provided by operations to free cash flow by quarter and for the year ended December 31, 2010:

	2010
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$67,962	$66,329	$80,999	$74,491	$289,781
Expenditures for property and equipment	(14,734)	(22,747)	(29,216)	(44,922)	(111,619)
Free cash flow	$53,228	$43,582	$51,783	$29,569	$178,162

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA by quarter and year to date for 2009:

	2009
	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$(916)	$50,883	$48,155	$55,720	$153,842
Change in fair value of interest rate derivatives	132	(627)	(125)	52	(568)
Interest expense	22,154	21,389	21,436	18,284	83,263
Interest income	(54)	(91)	(130)	(92)	(367)
Income tax provision (benefit)	(565)	26,187	25,737	(23,349)	28,010
Depreciation, amortization, and depletion	31,972	32,892	32,916	33,720	131,500
EBITDA	$52,723	$130,633	$127,989	$84,335	$395,680

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2009:

	2009
	Q1	Q2	Q3	Q4	YTD
EBITDA	$52,723	$130,633	$127,989	$84,335	$395,680
St. Helens mill restructuring	3,648	1,133	1,402	(378)	5,805
Change in fair value of energy hedges	2,191	(3,468)	(3,624)	(976)	(5,877)
Alternative fuel mixture credits	—	(75,337)	(59,572)	(72,698)	(207,607)
Loss on extinguishment of debt	—	—	—	44,102	44,102
EBITDA excluding special items	$58,562	$52,961	$66,195	$54,385	$232,103